Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement (this "First Amendment") is made as of September 10, 2018, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), GLOBAL ENERGY MARKETING LLC, a Delaware limited liability company ("GEM"), GLOBAL CNG LLC, a Delaware limited liability company ("CNG"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"), CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade") and WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with  OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance, GEM, CNG, Alliance and Cascade, the "Borrowers" and each individually, a "Borrower"),  GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, and Bank of America, N.A. as Administrative Agent (as such term is defined in the Credit Agreement), amending certain provisions of that certain Third Amended and Restated Credit Agreement dated as of April 25, 2017 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the MLP, the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuers, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and Citizens Bank, N.A., Societe Generale, BNP Paribas and The Bank of Tokyo-Mitsubishi UFJ, Ltd. NY Branch, as Co-Documentation Agents.  Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Amendment to Section 1.01 of the Credit Agreement.   Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)The definitions of "Combined EBITDA" and "Senior Unsecured Notes" contained in Section 1.01 of the Credit Agreement are each hereby amended by deleting each such definition in its entirety and restating each such definition as follows:

"Combined EBITDA" means for any period, for each applicable Loan Party and its Subsidiaries on a combined basis, an amount equal to Combined Net Income for such period plus (a) the following to the extent deducted in calculating such Combined Net Income, and without duplication: (i) Combined Total  Interest

Expense for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by such applicable Loan Party and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the applicable Loan Parties and their Subsidiaries reducing such Combined Net Income which do not represent a cash item in such period or any future period, (v) any equity losses in respect of unconsolidated affiliates, (vi) cash distributions received by any Loan Party from joint ventures (including, without limitation, any Non-Wholly Owned JV), (vii) the one-time, non-recurring cash expense incurred in such period in connection with the Lease Termination, provided, the aggregate amount of such expense shall not exceed $77,000,000, (viii) all prepayment premiums and losses related to the extinguishment of debt of the applicable Loan Parties and their Subsidiaries in connection with the permitted refinancing of the Senior Unsecured Notes for such period, and (ix) all fees and expenses incurred by the applicable Loan Party in connection with the applicable Loan Party tendering for and redeeming its Senior Unsecured Notes in such period (but not any fees or expenses incurred in connection with a subsequent issuance of such Senior Unsecured Notes), and minus (b) the following to the extent included in calculating such Combined Net Income: (i) Federal, state, local and foreign income tax credits of the applicable Loan Parties and their Subsidiaries for such period, (ii) all nonrecurring non-cash items increasing Combined Net Income for such period and (iii) any equity earnings in respect of unconsolidated affiliates; provided, however, notwithstanding anything to the contrary contained herein, any gains or losses from any Dispositions shall be excluded from the calculation of Combined EBITDA.  For purposes of calculating Combined EBITDA for purposes of calculating the Combined Interest Coverage Ratio, the Combined Total Leverage Ratio or the Combined Senior Secured Leverage Ratio for any period in which a Permitted Acquisition has occurred, Combined EBITDA shall be adjusted in a manner which is satisfactory to the Administrative Agent in all respects to give effect to the consummation of such Permitted Acquisition, on a pro forma basis as if such Permitted Acquisition had occurred on the first date of the test period; provided,  further, that notwithstanding anything to the contrary contained herein, for purposes of this Agreement, the Project Monument Unitary Lease, the Project Oak Unitary Lease and any Future Failed Accounting Lease shall be treated as operating leases, notwithstanding their treatment or classification under GAAP, and any increases in Combined EBITDA as a result of the actual GAAP treatment of such leases as something other than an operating lease shall be disregarded for purposes of this Agreement.

"Senior Unsecured Notes" means, collectively, (a) the Existing Notes; (b) the New Notes and (c) the Additional Senior Unsecured Notes.

(b)Section 1.01 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

"2022 Notes" means the 6.25% Senior Notes due 2022 issued by the MLP and Finance.

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"Additional Senior Unsecured Notes" means senior unsecured notes of a Loan Party issued after the First Amendment Effective Date, other than the New Notes, so long as in respect of such senior unsecured notes:  (a) the terms, conditions, covenants and defaults applicable to such notes (including the terms, conditions, covenants and defaults in the indenture relating thereto) are no more restrictive to the Loan Parties in the aggregate than the terms, conditions, covenants and defaults contained herein; (b) the obligations thereunder are unsecured; (c) the maturity date thereof is not less than six (6) months after the Maturity Date; (d) the obligations under such notes and indenture are not guaranteed by any Person other than a Loan Party; and (e) the documents and agreements executed in connection with such notes (including, without limitation, any indenture) shall contain terms and conditions that are customary for similar transactions.

"Existing Notes" means the 2022 Notes and the 7.00% Senior Notes due 2023 issued by the MLP and Finance, each of which have been issued prior to the First Amendment Effective Date.

"First Amendment Effective Date" means September 10, 2018.

"New Notes" means senior unsecured notes to be issued by the MLP and Finance as co-issuers after the First Amendment Effective Date provided that (a) the aggregate principal amount of such notes does not exceed $400,000,000 at the time of issuance thereof; (b) the terms, conditions, covenants and defaults applicable to such notes (including the terms, conditions, covenants and defaults in the indenture relating thereto) are not materially more restrictive to the Loan Parties in the aggregate than the terms, conditions, covenants and defaults contained in the 2022 Notes (and the indenture related thereto); (c) the obligations thereunder are unsecured; (d) the maturity date thereof is not less than six (6) months after the Maturity Date; (e) the obligations under such notes and indenture are not guaranteed by any Person other than a Loan Party; (f) the weighted average life to maturity of such notes at the time of issuance thereof is not less than the weighted average life to maturity of the Credit Agreement Obligations or the 2022 Notes; and (g) (i) if, pursuant to the terms of this Agreement, the proceeds of an offering of such notes are required to be applied to the repayment of the Revolver Loan, (A) such proceeds are so applied by the Borrowers and (B) the Borrowers, within three (3) Business Days after issuance thereof, repurchase or issue a notice of redemption with respect to the 2022 Notes in their entirety (which repurchase or redemption may be funded with proceeds of Revolver Loans so long as the Borrowers comply with the provisions of this Agreement, including Section 4.02 hereof) or (ii) to the extent the proceeds of an offering of such notes are not required to be used to prepay the Revolver Loans pursuant to the terms of this Agreement, the applicable Borrowers, within three (3) Business Days after issuance of such notes, repurchase or issue a notice of redemption with respect to the 2022 Notes in their entirety.  For all purposes of this Agreement and the other Loan Documents, the New Notes shall be deemed to be a refinancing of the 2022 Notes.

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§2. Amendment to Section 2.01 of the Credit Agreement.   Section 2.01(b) of the Credit Agreement is hereby amended by deleting the last sentence of Section 2.01(b) in its entirety and restating it as follows:  "The proceeds of the Revolver Loans shall be used to fund Permitted Acquisitions, to fund the Investments by the applicable Borrowers in joint ventures to the extent such Investments are permitted by Section 7.02(k), to finance Capital Expenditures, to finance any Permitted Equity Purchase, to repay any Indebtedness permitted to be repaid pursuant to Section 7.15 hereof and for general corporate purposes (which, for the avoidance of doubt, can include working capital needs and the payment of Permitted Distributions and posting margin), provided, however, the sum of (x) aggregate amount of Revolver Loans used to fund general corporate purposes plus (y) the Revolver LC Obligations associated with any Revolver Letter of Credit issued with respect to general corporate purposes shall not exceed $150,000,000 outstanding at any time."

§3. Amendment to Section 7.03 of the Credit Agreement.   Section 7.03(b) of the Credit Agreement is hereby amended by deleting Section 7.03(b) in its entirety and restating it as follows:

(b)Indebtedness of a Loan Party in respect of (1) the Senior Unsecured Notes or the Subordinated Debt, and any guarantee obligations of a Loan Party in respect thereof, provided, with respect to the Senior Unsecured Notes, other than the Existing Notes, and the Subordinated Debt, (i) all of the conditions set forth in the definition of "New Notes" (other than clause (g) thereof), "Additional Senior Unsecured Notes" or "Subordinated Debt", as applicable, have been satisfied at the time of issuance; and (ii) no Default or Event of Default has occurred and is continuing at the time of issuance of such New Notes, Additional Senior Unsecured Notes or Subordinated Debt, as the case may be, or would exist as a result of such issuance, including, without limitation, with the financial covenants contained herein after giving effect on a pro forma basis to the incurrence of such Indebtedness (provided, with respect to the issuance of the New Notes, to the extent at any time the New Notes and all or any portion of the 2022 Notes are outstanding, so long as the applicable Borrower intends to irrevocably deposit an amount sufficient to retire such outstanding 2022 Notes with a trustee or transfer agent, as applicable, to effect the repurchase or redemption, as the case may be, of the 2022 Notes as contemplated by clause (g) of the definition of "New Notes", such calculation of the financial covenants shall be made assuming the New Notes have been issued and the 2022 Notes have been refinanced and as such are no longer outstanding as of the date of the issuance of the New Notes) and (2) any Indebtedness incurred to refinance, renew, extend or replace such Senior Unsecured Notes or Subordinated Debt, as the case may be, in whole or in part, provided that, (x) with respect to any such refinancing, renewal, extension or replacement of the 2022 Notes with the New Notes, the Indebtedness meets all of the criteria set forth in the definition of "New Notes" and (y) with respect to any such refinancing, renewal, extension or replacement of any Subordinated Debt or other Senior Unsecured Notes not contemplated by subclause (x) hereof, (i) the weighted average life to maturity of any such Indebtedness shall not be less than the weighted average life to maturity of then outstanding Credit Agreement Obligations if any, or the Senior Unsecured Notes or Subordinated Debt being refinanced, renewed, extended or replaced, as the case may be, as in effect on the date of issuance thereof; (ii) the maturity of such Indebtedness shall be no less than six (6) months after the Maturity Date; (iii) the aggregate principal amount of such Indebtedness shall not exceed the aggregate principal amount of Indebtedness being so refinanced, renewed, extended or replaced (plus all accrued and unpaid interest thereon and all applicable fees,

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expenses and prepayment premiums directly related thereto) (provided, any Indebtedness in excess thereof may be issued or incurred, as the case may be, if such excess amount would otherwise be permitted to be incurred under the terms of this Agreement, including, without limitation, as Additional Senior Unsecured Notes); (iv) such Indebtedness remains unsecured; (v) to the extent the proceeds of such Indebtedness is required to be used to repay the Revolver Loans pursuant to the terms of this Agreement, the Borrowers, as promptly as practicable after the issuance of such Indebtedness, repay, redeem or repurchase the Indebtedness intended to be refinanced, which repayment, redemption or repurchase may be funded with proceeds of Revolver Loans so long as the Borrowers comply with the provisions of the Agreement, including Section 4.02 hereof, and shall constitute a "refinancing" for purposes of this Agreement; and (vi) such Indebtedness meets all of the other criteria set forth in the definition of Senior Unsecured Notes or Subordinated Debt, as applicable;

§4. Amendment to Section 7.15 of the Credit Agreement.   Section 7.15(b) of the Credit Agreement is hereby amended by deleting Section 7.15(b) in its entirety and restating it as follows:  "(b)(i) the repurchase or redemption of the 2022 Notes as provided in the definition of "New Notes" or (ii) to the extent considered a repayment, any refinancing of Indebtedness permitted under Section 7.03 to the extent the principal amount of such new Indebtedness is not less than the principal amount of such refinanced Indebtedness outstanding immediately prior to such refinancing";

§5. Amendment to Section 7.18 of the Credit Agreement.   Section 7.18 of the Credit Agreement is hereby amended by inserting the following sentence at the end of Section 7.18:

"Notwithstanding anything to the contrary contained in this Agreement, for purposes of calculating the financial covenants contained in this Section 7.18, (a) so long as (1) the New Notes have been issued on or prior to the applicable test date for the applicable financial covenant, (2) the Borrowers have complied with the provisions of clause (g) of the definition of "New Notes" as of the date the Compliance Certificate in respect of such test date is required to be delivered pursuant to Section 6.02 hereof, and (3) as of the date the Compliance Certificate in respect of such test date is required to be delivered pursuant to Section 6.02 hereof, either (A) an amount sufficient to retire the outstanding 2022 Notes have been irrevocably deposited with a trustee or transfer agent, as applicable, to be used to fund the repurchase or redemption of such 2022 Notes or (B) the 2022 Notes are no longer outstanding, then (x) for purposes of calculating the Combined Senior Secured Leverage Ratio and the Combined Total Leverage Ratio, such covenants shall be calculated as if the New Notes replaced the 2022 Notes on the date the New Notes were issued; and (b) so long as any Indebtedness being issued to refinance any other Indebtedness pursuant to Section 7.03(b)(2) has been issued on or prior to the applicable test date for such covenant and the Borrowers have (1) complied with clause (v) of Section 7.03(b)(2) as of the date the Compliance Certificate in respect of such test date is required to be delivered pursuant to Section 6.02 hereof, and (2) as of the date the Compliance Certificate in respect of such test date is required to be delivered pursuant to Section 6.02 hereof either (A) an amount sufficient to retire such outstanding Indebtedness has been irrevocably deposited with a trustee or transfer agent, as applicable, or (B) such outstanding Indebtedness has been repaid in full, then the Combined Senior Secured Leverage Ratio and the Combined Total Leverage Ratio shall be calculated excluding such Indebtedness being refinanced and shall be calculated as if the refinancing Indebtedness replaced the Indebtedness to be refinanced on the date such refinancing Indebtedness was issued.  In addition, to the extent any other provision of this Agreement

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requires that the Borrowers evidence compliance with the financial covenants (other than on a test date set forth in Section 7.18), including on a pro forma basis, at a time when (x) any Indebtedness has been issued to refinance any other Indebtedness pursuant to Section 7.03(b)(2) (including, without limitation, the issuance of the New Notes to refinance the 2022 Notes), and (y) all or a portion of the Indebtedness being refinanced remains outstanding but will be retired with the proceeds of the new Indebtedness issuance but the applicable Borrowers have not yet irrevocably deposited with the trustee or transfer agent, as applicable, the amounts necessary to effect the repayment or repurchase of such Indebtedness because the Borrowers are not yet required by the terms of the refinancing to make such a deposit, then, for purposes of calculating compliance with any such financial covenant, the amount of the Indebtedness being refinanced which remains outstanding shall be considered outstanding for purposes of calculating such financial covenants until such Indebtedness is no longer outstanding or the amount necessary to repay or redeem such Indebtedness has been irrevocably deposited with the transfer agent."

§6.Amendment to Section 8.01 of the Credit Agreement.   Section 8.01(m) of the Credit Agreement is hereby amended by deleting Section 8.01(m) in its entirety and restating it as follows:

(m)Senior Unsecured Notes and Subordinated Debt. (i) The holders of all or any part of the Senior Unsecured Notes or the Subordinated Debt shall accelerate the maturity of all or any part of the Senior Unsecured Notes or the Subordinated Debt, as the case may be, (ii) except as expressly provided for in this Agreement, the Senior Unsecured Notes or the Subordinated Debt shall be prepaid, redeemed or repurchased in whole or in part or an offer to prepay, redeem or repurchase the Senior Unsecured Notes or the Subordinated Debt in whole or in part shall have been made, (iii) the Borrowers issue the New Notes but fail to comply with the provisions of clause (g) of the definition of "New Notes" within the time frame provided therein, or (iv) in the case of the Subordinated Debt, the Credit Agreement Obligations cease to constitute "Senior Debt" (or the analogous term used under any agreement, document or instrument evidencing such Subordinated Debt).

§7.Conditions to Effectiveness. This First Amendment will become effective as of the date hereof upon receipt by the Administrative Agent of the fully executed counterparts of this First Amendment (including the Ratification of Guaranty hereto by the Guarantors) executed by the Loan Parties, the Administrative Agent and the Required Lenders.

§8.Representations and Warranties; No Default.  Each of the Loan Parties hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Article V of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.  In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this First Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.  Each of the Loan Parties hereby

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certifies to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.

§9.Ratification,  Etc.  Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement and this First Amendment shall be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.  This First Amendment shall constitute a Loan Document.

§10.No Waiver.  Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Alternative Currency Fronting Lender, the Syndication Agent, the Co-Documentation Agents or the Lenders consequent thereon.

§11.Counterparts.  This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

§12.Governing Law.    THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

GLOBAL OPERATING LLC

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL COMPANIES LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL MONTELLO GROUP CORP.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

CHELSEA SANDWICH LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLEN HES CORP.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

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GLP FINANCE CORP.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL ENERGY MARKETING LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

ALLIANCE ENERGY LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

CASCADE KELLY HOLDINGS LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL CNG LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

WARREN EQUITIES, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL PARTNERS LP

By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

bank of america, n.a.,  as
Administrative Agent

By:  /s/ Anthony W. Kell

Name:  Anthony W. Kell

Title:  Vice President

bank of america, n.a.,  as a Lender, L/C Issuer, Alternative Currency Fronting Lender and Swing Line Lender

By:  /s/ Christopher G. Dibiase

Name:  Christopher G. Dibiase

Title:    Director

JPMORGAN CHASE BANK, N.A.,  as a Lender, L/C Issuer and as Co-Syndication Agent

By:  /s/ Daniel Stampfel

Name:  Daniel Stampfel

Title:  Authorized Officer

wells fargo bank, n.a.,  as a Lender and Co-Syndication Agent

By:  /s/ Daniel M. Grondin

Name:  Daniel M. Grondin

Title:  Senior Vice President

citizens bank, N.A.,  as a Lender and Co-Documentation Agent

By:  /s/ Donald A. Wright

Name:  Donald A. Wright

Title:  Senior Vice President

societe generale,  as a Lender and Co-Documentation Agent

By:  /s/ Michiel V.M. Van Der Voort

Name:  Michiel V.M. Van Der Voort

Title:  Managing Director

bnp paribas,  as a Lender and Co-Documentation Agent

By:  /s/ Zachary Kaiser

Name:  Zachary Kaiser

Title:  Vice President

By:  /s/ Delphine Gaudiot

Name:  Delphine Gaudiot

Title:  Director

MUFG BANK, LTD. (formerly known as the bank of tokyo-mitsubishi ufj, ltd.),  as a Lender and Co-Documentation Agent

By:  /s/ Richard J. Wernli

Name:  Richard J. Wernli

Title:  Managing Director

bmo harris financing, inc.,  as a Lender

By:  /s/ Matthew Davis

Name:  Matthew Davis

Title:  Director

credit agricole corporate and investment bank,  as a Lender

By:  /s/ Mark Lvoff

Name:  Mark Lvoff

Title:  Managing Director

By:  /s/ Christine Jang

Name:  Christine Jang

Title:  Senior Associate

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:  /s/ Chung-Taek Oh

Name:  Chung-Taek Oh

Title:  Executive Director

By:  /s/ Chan K. Park

Name:  Chan K. Park

Title:  Managing Director

santander bank, n.a.,  as a Lender

By:  /s/ Thomas F. McNamara

Name:  Thomas F. McNamara

Title:  Senior Vice President

By:  /s/ Jeffrey G. Millman

Name:  Jeffrey G. Millman

Title:  Regional Credit Manager

deutsche bank ag, new york branch,  as a Lender

By:  /s/ Chris Chapman

Name:  Chris Chapman

Title:  Director

By:  /s/ Shai Bandner

Name:  Shai Bandner

Title:  Director

td bank, n.a.,  as a Lender

By:  /s/ Vijay Prasad

Name:  Vijay Prasad

Title:  Senior Vice President

REGIONS BANK,  as a Lender

By:  /s/Katie Hammons

Name:  Katie Hammons

Title:  Assistant Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:  /s/ John Harris

Name:  John Harris

Title:  Managing Director

BARCLAYS BANK PLC, as a Lender

By:  /s/ Jake Lam

Name:  Jake Lam

Title:  Assistant Vice President

customers bank,  as a Lender

By:  /s/ James B. Daley

Name:  James B. Daley

Title:  Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION,  as a Lender

By:  /s/ Samuel C. Pepe

Name:  Samuel C. Pepe

Title:  Vice President

PEOPLE'S UNITED BANK, national association, formerly PEOPLE'S UNITED BANK,  as a Lender

By:  /s/ Jeffrey Giunta

Name:  Jeffrey Giunta

Title:  Vice President

fifth third bank,  as a Lender

By:  /s/ James Holacka

Name:  James Holacka

Title:  Director/Vice President

keybank national association,  as a Lender

By:  /s/ Tad Stainbrook

Name:  Tad Stainbrook

Title:  Vice President

BLUE HILLS BANK,  as a Lender

By:  /s/ Kelley Keefe

Name:  Kelley Keefe

Title:  Senior Vice President

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing First Amendment as of September 10, 2018, and agrees that each of (a) the Third Amended and Restated Guaranty dated as of April 25, 2017 (as amended and in effect from time to time, the "Guaranty") from each of Global Partners LP, Bursaw Oil LLC, Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc.; and (b) the Amended and Restated Guarantee dated as of April 25, 2017 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Guaranty and the Canada Guaranty remains in full force and effect.

GLOBAL PARTNERS LP
By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

BURSAW OIL LLC
By:  Alliance Energy LLC, its sole member
By:  Global Operating LLC, its sole member
By:  Global Partners LP, its sole member
By:  Global GP LLC, its general partner

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

GLOBAL PARTNERS ENERGY CANADA ULC

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

WAREX TERMINALS CORPORATION

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

DRAKE PETROLEUM COMPANY, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

PURITAN OIL COMPANY, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel

MARYLAND OIL COMPANY, INC.

By: /s/ Edward J. Faneuil

Title: Executive Vice President and General Counsel